ACCRUED EXPENSES AND OTHER LIABILITIES (Details) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY
ACCRUED EXPENSES AND OTHER LIABILITIES [Abstract]
Accrued expenses	$ 1,261	7,856	3,750
Salary and welfare payable	4,798	29,889	3,189
Business and other taxes payable	1,413	8,804	17,527
Unrecognized tax positions (note 24)	5,071	31,591	28,929
Other accruals	2,230	13,900	5,702
Total	$ 14,773	92,040	59,097